Vessel revenue	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Vessel revenue	Vessel revenue
During the six months ended June 30, 2023 and 2022, we had 15 and two vessels, respectively, that earned revenue through long-term time charter contracts (with initial terms of one year or greater), respectively. The vessels that did not have long-term time charter contracts earned revenue from the Scorpio Pools or in the spot market.
Revenue Sources

	For the six months ended June 30,
In thousands of U.S. dollars	2023	2022
Pool revenue	$612,397	$491,793
Voyage revenue (spot market)	27,330	86,252
Time charter revenue	74,003	1,075
	$713,730	$579,120
Seasonality
The tanker market is typically stronger in the winter months of the northern hemisphere as a result of increased oil consumption but weaker in the summer months of the northern hemisphere as a result of lower oil consumption and refinery maintenance. In addition, unpredictable weather patterns during the winter months tend to disrupt vessel scheduling. The oil price volatility resulting from these factors has historically led to increased oil trading activities in the winter months. As a result, revenues generated by our vessels have historically been weaker during April to September and stronger during October to March.
The six months ended June 30, 2022 began at a trough in the product tanker market as demand was hampered by the COVID-19 pandemic. Starting in March 2022, the easing of COVID-19 restrictions around the globe, the conflict in Ukraine, and strengthening refining margins resulted in significant increases in ton-mile demand as trade routes shifted and volumes increased in an abrupt manner. The confluence of these events served as a catalyst for robust demand that persisted for the remainder of 2022.
The six months ended June 30, 2023 maintained this momentum, but was a reflection of a more normalized seasonal pattern whereby we experienced traditional seasonal strength in the first quarter (which was also supported by the implementation of sanctions on the export of Russian refined petroleum products in February 2023), and traditional seasonal weakness (albeit at elevated levels when compared to previous years) in the second quarter as extended refinery maintenance, lower refining margins and a reduction in arbitrage opportunities all led to reduced refinery throughput and decreased volumes from major export regions. Nevertheless, on a seasonally adjusted basis, demand for the Company’s vessels remained strong, driven by low refined petroleum product inventory levels, a modest newbuilding orderbook (with a dearth of deliveries expected in the next two years), and growing underlying consumption for refined petroleum products.
IFRS 16 Lease Revenue
In accordance with IFRS 16 - Leases, we are required to identify the lease and non-lease components of revenue and account for each component in accordance with the applicable accounting standard. In time charter-out or pool arrangements, we have determined that the lease component is the vessel and the non-lease component is the technical management services provided to operate the vessel. Each component is quantified on the basis of the relative stand-alone price of each lease component; and on the aggregate stand-alone price of the non-lease components.
    These components are accounted for as follows:
•All fixed lease revenue earned under these time charter-out arrangements is recognized on a straight-line basis over the term of the lease.
•Lease revenue earned under our pool arrangements is recognized as it is earned, since it is 100% variable.
•The non-lease component is accounted for as services revenue under IFRS 15. This revenue is recognized “over time” as the customer (i.e. the pool or the charterer) is simultaneously receiving and consuming the benefits of the service.
The following table summarizes the lease and non-lease components of revenue from time charter-out and pool revenue during the six months ended June 30, 2023 and 2022. These figures are not readily quantifiable as our contracts (with the Scorpio Pools or under time charter-out arrangements) do not separate these components. We do not view our pool and time charter-out revenue as two separate streams of revenue. Nevertheless, we have estimated these amounts by reference to (i) third party, published time charter rates for the lease component, and (ii) an approximation of the fair market value of vessel operating expenses for the non-lease component.

	For the six months ended June 30,
In thousands of U.S. dollars	2023	2022
Lease component of revenue from time charter-out and pool revenue	$540,240	$303,268
Non-lease component of revenue from time charter-out and pool revenue	146,160	189,600
	$686,400	$492,868

During the six months ended June 30, 2023, we entered into a time charter-out agreement on an LR2 product tanker, which commenced in April 2023. The terms of the agreements, including when the time charters commenced, are summarized as follows:

Vessel	Vessel class	Term	Rate	Commencement date
STI Gratitude	LR2	Three years	$28,000/day	May 2022
STI Memphis	MR	Three years	$21,000/day	June 2022
STI Marshall	MR	Three years	$23,000/day	July 2022
STI Magnetic	MR	Three years	$23,000/day	July 2022
STI Gladiator	LR2	Three years	$28,000/day	July 2022
STI Guide	LR2	Three years	$28,000/day	July 2022
STI Guard	LR2	Five years	$28,000/day	July 2022
STI Miracle	MR	Three years	$21,000/day	August 2022
STI Connaught (1)	LR2	Three years	$30,000/day	August 2022
STI Lombard	LR2	Three years	$32,750/day	September 2022
STI Duchessa	MR	Three years	$25,000/day	October 2022
STI Gauntlet	LR2	Three years	$32,750/day	November 2022
STI Lavender	LR2	Three years	$35,000/day	December 2022
STI Grace	LR2	Three years	$37,500/day	December 2022
STI Jermyn	LR2	Three years	$40,000/day	April 2023
(1) In April 2023, STI Connaught replaced STI Goal on a time charter which initially commenced in August 2022 for three years at a rate of $30,000 per day.